UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 31, 2009, Capital Growth Systems, Inc. (“CGSI”), Global Capacity Group, Inc. (“GCG”) and Global Capacity Direct, LLC (f/k/a Vanco Direct USA, LLC) (“Vanco” and together with CGSI and GCG, the “Sellers”) entered into an asset purchase agreement for the assignment of certain off network circuit contracts (the “APA”) with Global Telecom & Technology Americas, Inc. (the “Buyer”), which was subsequently amended to call for an initial closing date to occur no later than April 30, 2010.  The conditions precedent to the initial closing of the APA were not met and the APA has therefore lapsed.  Sellers plan to continue to operate the assets that were subject to the APA on a going forward basis in the ordinary course of business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2010

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ George A. King
George A. King
Chief Financial Officer